UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

                                      AMERICAN FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

1-13653	31-1544320
(Commission File No.)	(IRS Employer Identification No.)

             One East Fourth Street, Cincinnati, Ohio 45202
(Address of principal executive offices) (Zip Code)

                                    (513) 579-2121
(Registrant's telephone number, including area code)

TABLE OF CONTENTS

         Item 7.  Financial Statements and Exhibits.

         Item 9.  Regulation FD Disclosure (Information Furnished in this Item is Being Furnished under Items 9 and 12).

          SIGNATURE

          INDEX TO EXHIBITS

          EXHIBIT 99.1

Item 7.    Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press releases, dated as of April 30, 2003 relating to American Financial Group, Inc.‘s Board of
Directors and May 1, 2003, reporting American Financial Group, Inc. fiscal first quarter results for the period ended March 31, 2003.

99.2	Written transcript, including slides, of webcast held on May 1, 2003.

Item 9.    Regulation FD Disclosure (Information Furnished in this Item is Being Furnished Under Items 9 and 12).

In accordance with SEC Release Nos. 33-8176 and 33-8216, the information contained in the press release dated as of May 1, 2003 and in the related exhibit is being furnished under Item 12.

On April 30, 2003, American Financial Group, Inc. (“AFG”) reported that it proposes to have a majority of the number of its Board of Directors independent of management. On May 1, 2003, AFG reported its fiscal first quarter results for the period ending March 31, 2003. A copy of the press releases issued by AFG on April 30, 2003 and May 1, 2003 are furnished herewith as Exhibit 99.1 and are incorporated herein by reference.

On May 1, 2003, AFG hosted a webcast announcing its financial results for the quarter ended March 31, 2002. A transcript of this webcast, including copies of the slides used in the webcast presentation, is attached as Exhibit 99.2.

The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AMERICAN FINANCIAL GROUP, INC.
Date: May 2, 2003	By:/s/Fred J. Runk Fred J. Runk Senior Vice President and Treasurer

INDEX TO EXHIBITS

99.1	Press releases, dated as of April 30, 2003 relating to American Financial Group, Inc.‘s Board of Directors and May 1, 2003, reporting American Financial Group, Inc. fiscal first quarter results for the period ended March 31, 2003.
99.2	Written transcript, including slides, of webcast held on May 1, 2003.